Exhibit 3.3

CERTIFICATE OF CORRECTION

FILED TO CORRECT A CERTAIN ERROR

IN THE

CERTIFICATE OF AMENDMENT

TO

CERTIFICATE OF LIMITED PARTNERSHIP

OF

MEWBOURNE ENERGY PARTNERS 09-A, L.P.

MEWBOURNE ENERGY PARTNERS 09-A, L.P., a Delaware limited partnership organized and existing under and by virtue of the Delaware Revised Uniform Limited Partnership Act, DOES HEREBY CERTIFY:

1.	The name of the limited partnership is MEWBOURNE ENERGY PARTNERS 09-A, L.P.

2.	That a Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 09-A, L.P. was filed with the Secretary of State of Delaware on February 26, 2009.

3.	That a Certificate of Amendment to the Certificate of Limited Partnership of MEWBOURNE ENERGY PARTNERS 09-A, L.P. was filed with the Secretary of State of Delaware on August 28, 2009, and said Certificate of Amendment to the Certificate of Limited Partnership requires correction as permitted by Section 17-213 of the Delaware Revised Uniform Limited Partnership Act.

4.	The inaccuracy or defect of the Certificate of Amendment to the Certificate of Limited Partnership to be corrected is Exhibit A thereto, which contains a list of the general partners, referred to in Article Two thereof. Such Exhibit A, as originally filed, fails to name all such general partners.

5.	Exhibit A to the Certificate of Amendment to the Certificate of Limited Partnership is corrected to read as set forth in Exhibit “A” attached hereto.

IN WITNESS WHEREOF, the undersigned, the managing general partner by and through a duly authorized officer thereof and the attorney-in-fact for each of the investor general partners set forth on Exhibit A, have executed this Certificate of Correction to the Certificate of Amendment to Certificate of Limited Partnership on this 28th day of December, 2009.

MEWBOURNE DEVELOPMENT CORPORATION, managing general partner

By:	/s/ Curtis W. Mewbourne
Curtis W. Mewbourne, Chief Executive Officer

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

SCOTT KAUP	STEVEN W LEE

RICK H WHITE REV TRUST	WILLIAM F GRIFFIN LIV TRUST

JAMES C SMITH JR REV TRUST	GEORGE P TURNER

RONALD FILANTE	FREDERICK L BAEHNER

DONALD JAMES DORR REV LIV TRST	JEROME B KAUP

ESTHER CALCATERRA REV LIV TRST	CHARLES & CAROL WARNER REV TRS

RICHARD C MINTO REV LIV TRUST	KATHLEEN A MALTMAN

THOMAS C BODE	BRAD G KOHLE

GEORGE S & SUSAN D TEMPLETON	CONNIE MAGERS

SIMMONS REVOCABLE TRUST	DANIEL M MARGOLIS

EDWARD G & REBECCA A LIPPITT	NINA C CARLSON

MARY A SUCHAN REV LIVING TRUST	KATHLEEN J OLSON

ROSEMARY KINDER REV LIV TRUST	RANDALL A BERGERON

KEVIN P KERTZ	L DONALD MARCINKIEWICZ TRUST

SZWARGULSKI REV LIV TRUST	PAUL F SEGER

HUMPHRIES REV LIVING TRUST	SHARON P LANGE

DOROTHY I GOGGIO REV LIV TRUST	BILL OPINCAR

BERNICE K TRULOVE REV TRUST	DAVID E OPEL

GERALD K BODAMER TRUST	JOHN W ALDEN

JOHN G MERGNER SR	JAMES H & RHONA S HANSEN

J PAUL KITCHENS	GARY L JONES REVOCABLE TRUST

DIESMAN FAM TRUST DTD 7/21/98	BRIAN N HEINEN

SADASHIV D PARWATIKAR	JOHN A & ELIZABETH ENGELHARDT

VERNON J & BETTY JANE SCHMITZ	ANNABEL E PAGE

MARYANN SCHUERMANN REV TRUST	W G TREY WING III

CARL J & JUDITH A MODZINSKI	GLYNN D & ANITA S NANCE

JANIS A HART REV LIVING TRUST	VIRGINIA J GOOMIS

JOHN P CAVANAUGH REV LIV TRUST	RICHARD G COMES REVOCABLE TRST

ANTHONY & SUE TOSTO	DOUGLAS P HUTCHESON

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

LORIN CHUN	ISABEL L LEA

VINCE BLOM	FREDERICK LOWELL LIVING TRUST

M J COSTIGAN & C L SEGERSTEN	MARK G HEITKAMP

ROBERT J WAFER	JOHN H MAI

ROY JOHNSTON	DANNY E MATHIS

TIPPIN REVOCABLE LIVING TRUST	JAMES M & LINDA C TOMICH

KAWASHIMA LIVING TRUST	RICHARD I & WENDY C TODD

JANET L HARRIS LIVING TRUST	DAVID & KARLA HARPER

MARILYN GRANT REV TRUST AGMT	GREGORY W & LOUISE OVERBEY

ROBERT & PATTI BOSSI REV TRUST	VICTOR GUARINO

DONALD & BARBARA CLARK	WENDELL K LEE REV TRUST 06

MELVIN J JR & SUSAN RECTOR	ROBERT G SIMMONS & M PAULETICH

MAU LIVING TRUST DTD 4/11/97	PATRICK T & HEIDI A CARNEY

GEORGE III & MICHELLE COOKE	SMART INVESTMENT GROUP LLC

PATRICIA P PETER REV LIV TRUST	HEBBLETHWAITE LIVING TRUST

SUE ANN BRANDL TRUST	JANICE L KINTNER

MARGERY M MARSHALL TRUST	WANDA FAYE BENNETT TRUST

EVAH B JOHNSON REV LIV TRUST	CHARLESTON MANOR PARTNERS LLC

MILDRED M JOHNSON REV LIV TRST	GREGORY B TAYLOR

CHARLES & PATSY HUTTON	PATRICK A O’LEARY

VERA LOPEZ REVOCABLE TRUST	CHARLES & HELGA STEPHANSEN

ROBERT H & LYNN R SMITH	KEITH & JACQUELINE CORBIN

CHARLES L CALCATERRA III TRUST	ROGER H & JANICE M STEINER

PAULA M GULLEY	MARCIA A GRIMM

KNESS TRUST AGREEMENT	CHRIS ARMSTRONG

NANCY M FARMER TRUST	MITCHELL E STASHOWER

MELBA JEAN WEHMEIER	FRED C & KAY PRUETT

ABE WALSTON II	BARBARA J GREGG

TERRI J SWANSON	ROBERT G & MARILYN EVANS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

A ROBERT NEURATH	KAREN S DARBY

BECKMANN REVOCABLE LVING TRUST	PATRICK J PETRILLO

LLOYD K MIGITA	ROSEMARY K KADLEC TRUST

JIM & MARGARET A KENNEDY	JAMES G SCHERER LIVING TRUST

THOMAS E & JOYCE L NICCUM TRST	VERNON JACKMAN COOLEY TRUST

DONALD L & CHARLOTTE LINQUIST	GINA F SONDER

LLOYD G & KAREN TURNER	ERIC R SHUTLER

JOE A & ROLYNN M ROSE	VAL & LAURA DUNN TRUST

JAMES G MD & REBECCA GRATTAN	BYRON K WEBB

ALVIN M ABE	LUCIGUELA E KING-SMITH

GENE NOWAK	SHARLENE G BRUNS LIVING TRUST

SARA A PARSONS	ROBERT O & DEBORAH FIORENTINI

KEVIN F JAMES	SCOTT J MOREY LIVING TRUST

CLAIRE E BORK	JOHN E TOUHEY

WALTER A BORK	JOHN VOGT & LYNN MEYER

RICHARD A & JUDITH B SOSIS	WILLIAM N ZIMMERMAN

DALE A & JANE E DVORAK TRUST	LISA L DICKSON LIVING TRUST

LOUIS EDWARD SANCLEMENTE TRST	LAURA J TEMPLE LIVING TRUST

JEAN H DURNAL REV LIV TRUST	ARANCODE R KRISHNAN

MICHAEL R & WENDY IRWIN	WILLIAM M JR & CAROL ROCKWOOD

NICHOLAS DEBENEDICTIS	THOMAS K FRYE REVOCABLE TRUST

FOGLE LIVING TRUST	ELLEN P BLUM REVOCABLE TRUST

NANCY L DORLAC TRUST	PORTER EVETTE

JERRY L B YEE TRUST	EUGENE SIMKHOVICH

PHILLIP GRILLO	RAMONA M JONES

RICHARD W PATTON	WALTER R & KATHLEEN LINDERMAN

THOMAS & NORMA REILLY	STEVEN J & JACKIE L HERRING

VICTORIA J DORR TRUST	RICHARD L & BARBARA J NELSON

JAMES M STANFIELD	FRED L & THERESA M ROMANTINE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

STRUBING HEWITT REV LIV TRUST	JOSEPH S BYCK

PATRICK J & BRENDA CLARKE TRST	TUPPER S BRIGGS LIVING TRUST

WAYNE F SCHILLY REV LIV TRUST	BARBARA M HAHN

ROBERT & LING FU WYLIE	PATRICIA ANN GUTER TRUST

JEAN KING	RICHARD A REZABEK

THE WEST TRUST	TIMOTHY L & REBECCA L DORAN

HAROLD L & LILA M BUMANN TRUST	NEUSCHWANDER LOVING TRUST

NORMA J DILLS REV TRUST	JAMES P MUNKERS

RICHARD & JUNE FERGUSON	RICHARD A GAGNE

ROBERT A & ELLA M RUSSELL	JULIE K DOOM

DONALD J & MARY K BEARY JOINT LIVING TRUST	ROBERT W GURNEY

JOHN J NESWADI JR	WALTER & PAULINE J CHIDESTER

CHARLES F & GLORIA BENZIE TRST	KRISTINE A HESS

LORENE A SEDLACEK TRUST	CHARLES & LINDA BORRENPOHL

STEVEN KAI HARRISON	WILLIAM F YOUNG

RICHARD B SANFORD	ORLANDO ALANIZ

RICHARD S & WANDA J ANTHONY	DANIEL D & CATHERINE G MALLIET

ROBERT ROGGE	JARDINE FAMILY LIVING TRUST

JOE ED & NAN JO BURNAM	LYNNETTE MORROW

DECOSTERD LIVING TRUST	JACKIE D WOODARD

JOANNE ARCHERD	STUART W BENJAMIN

RETHA SMITH	HENRY CROMMELIN JR

RICHARD E SLYE TRUST	DAVID & DORIS ECHEVERRIA

GEORGE R HARTNETT	JAMES R & SARA K ADCOX

MARCIA J LOESING REV LIV TRUST	FRANK A & ILETA L NORRIS

RONALD & CAROL SCHMIDT LIV TR	EDWARD ORLO BATTAGLIA TRUST

JOHN C TORRENCE	CHARLES E FURR REV LIV TRUST

BRUCE B & GABRIELE D CLARK	DOROTHY A SORAYAMA REV TRUST

KLEFFNER REVOCABLE LIV TRUST	REED KISHINAMI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

LJ HANSARD MD & PA HASKELL MD	CAROL J CASTRO REV LIV TRUST

SUMIKO GUMMERT TRUST	KENNETH V & PEARL S NOREEN

LEE D PENNINGTON	GREGG & KATHY JOHNSON

SUE K & KENNETH KIVETT	FRANK E & RUTH E BALCH

MULBERRY REV LIVING TRUST	BUTLER FAMILY REV LIV TRUST

HAL H JOHNSON	DENNIS E & JOANNE HEISDORFFER

DEAN A HOLLAND	JUDY TOWNLEY

JOHN H TOWERS	EDWARD V & LANA J RESH

JAMES GOMEZ TRUST	ROBERT J & MARILYN F HAMMONS

PALMER LIVING TRUST	IRENE & MANUEL CASTRO

FRANCES R WAINWRIGHT	JEREMY & MELANIE HJELM

ROBERT W TOBEY	BRET VANLEEUWEN FAMILY TRUST

JACK A WILCOX A TRUST	DIXON INVESTMENTS LTD

RICHARD P & JEAN M CARNEY	VIRGINIA LYNCH

EDWARD P MURRAY	SELIG M DANZIG REV TRUST

DAVID E YOUNG	TONYA RANKIN

WILLARD L & CLETA B DIX	PAUL & JENNIFER COBB

DAVID M & JANE DICKERSON TRUST	SUSAN M HALLORAN

GEORGE & LOYD MARILYN WELCH	LYNDA E & LEWIS W ZYTKOVICZ

JAY C GROCHMAL	JEAN R GUEZ

WATSON REVOCABLE LIVING TRUST	J HILDEBRANDT & S LAMPKIN

THOMAS R SR & DONNA L KRINGS	DAVID L & SHERRI A JONES

RICHARD A RENTSCHLER	BILL J & DIANNE F DULIN

BOBBY T LEE REV LIVING TRUST	KENNETH A & SAMMI BLADES

ROBERT W SEAMAN	A NEIL & DIANE L CORMICAN

KENNETH & CYNTHIA A TROTTA	BRENT & VIRGINIA BRYSON TRUST

NANCY & ALBERT TALLEVI	LYNCH FAMILY INVESTMENT TRUST

H SCOTT & TAMI REEVES	BRYAN & ANNETTE WENTZ TRUST

STEPHEN W COLBY	BEATRIZ ARCINIEGAS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JOHN H HIGH	DAVID A STOVER

LOIS COHORST	WILLIAM H GINN JR TRUST

SHERYL A LEMESANY	REBECCA C LEIBMAN

DAVID S HODGES MD	ROLAND & LINDA QUERY

BRUCE J RAILEY	MARLENE & ARTHUR EHLERT TRUST

AGNEW FAMILY TRUST	OLETA SCHEER-PETERS TRUST

ROGER & MARY BERCHTOLD FAM TRS	WESLEY E SCHULTZ REV TRUST

ARTHUR A YOSHIMURA	FREDERIC & SHEILA VANBASTELEAR

S&S INVESTMENT PARTNERSHIP	THOMAS D WHITESELL TRUST

PATRICK J CONROY	ERIC FURIE

MICHAEL J POLLEY	MALCOLM KESSINGER

DAVID GEORGE BASSITT TRUST	SUSAN B MEDFORD

FRANCINE DANER	VIRGINIA A MEIHAUS

WILLIAM M CONROY III	ROBERT J JR & KELLY S SUSA

FREDERICK D & GLENNA ENGLE	RICHARD M & CYNTHIA S SMITH

MARGARET MCGEE SANFORD	JEFFREY T COLLINS

CHRISTOPHER D & MELISSA K LIND	PFEIFFER-BENET FAMILY TRUST

REID T IWAMOTO	JIMMIE D & FRANCES E DELPONTE

JAMES R HEROLD	DREW HUDGINS

JAMES R RODGERS	MICHAEL D & NANCY A BRADLEY

MICHAEL JOSEPH FILINGERI	SCOTT & GWENDOLYN EWING

MARILYN M SUE LIVING TRUST	SHELDAN J BIERI REV TRUST

ADELE J FINLEY REV LIV TRUST	JOHN & JOLEEN VATCHER TRUST

RONALD & JOAN SAEGER	KURT F & ROBIN M HEITMAN

WOODROW W & EDITH WILSON TRUST	CYNTHIA L AYERS LIVING TRUST

KATHY R RECKERT REV TRUST	CINIDY KIEF

ROBERT C HARRINGTON REV TRUST	RANDALL & CATHERINE METHLING

NED & SHARON DANUSER	MARK L SCHAEFFER

DORIS W FINDLAY TRUST	JAMES MICHAEL MISTYSYN LV TRST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

SARAH P BAILEY	ROBERT B SCHIEVE

LEIGH ANN JENKINS MD	WILLIS M W WONG REV LIV TRUST

C PATRICK & MARIA C CUNTZ	GILBERT B & CHERYL A LOOMIS

DAVID MATHIES	MARTIN W FIELDS

LEROY COOK	JOSEPH MAYO

RHODES REVOCABLE LIVING TRUST	ROBERT B HANDLER

JOHN R SCHUENEMANN	STUART EPSTEIN

WITTHAUS FAMILY TRUST	KRISTA F CLARK

CLIFFORD J VARS III	C MARK GREER LIVING TRUST

JAMIE L VILLEGAS	CLIFFORD S & DEBBIE S DOMPIER

JOHN P & JOANNE HULLUM	PAUL C CARROL FAMILY TRUST

ROBERT C & MARY A DAVIS	CALVIN K WANG-TRUSTEE

LYNN R & DOTTIE B INGALSBE	THE WILDE TRUST

S L GOFF LTD	JOHN K & REIKO N HORNIBROOK

MARGARET FILINGERI	ALAN S & SANDRA JORGENSEN

KANCAVICUS FAM LIVING TRUST	CECIL G & BARBARA B FUQUA

JAMES O RIDDLEBARGER	REBECCA J FRICK

KENNETH A & N JEANETTE BRADLEY	MARILYN DEWITT

ZUMMALLEN LIVING TRUST	R JAMES & ANN SCOTT

DR RONALD H KOHLMEIER	ELIZABETH L KEATING

RAY H II & JANIE G WRIGHT	BLAIR C MERRIMAN

PATRICIA P BAILEY	JOYCE M WYNIA

JOSEPH D GORG REV LIV TRUST	MICHELLE ROCK

VAN A NIEMELA & NANCYANN CROWE	JKB INVESTMENTS LLC

WHITLOCK FAMILY LIVING TRUST	MARTHA N BEHR TRUST

GARY J BRAMER	CHARLES H COLBY

HARRY YOSHIYUKI TSUJI REV TRST	BARRY LINDGREN

JOYCE C MITSCH	D A POLLOM LLC

J C JAMES COOK III	PHILIP S SAWCHUK LIVING TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

MICHAEL & DAWN CHITWOOD	CHARLES J & ANN E SPOHN

MARY B & PAUL A LAZARE	DREWING LIVING TRUST

HAROLD E & DORIS M KLINK	WANDA FRANCES VERNER

DR JACKIE PUJOL	MOSLEY LIVING TRUST

MCINTOSH FAMILY TRUST-2005	GAIL ESHENBAUGH

ROLAND & LUANNE BERGSTROM	WILLIAM D & MARGARET M GORE

SIDNEY FLEISCHER	ROBERT SENF

WILLIAM R TROEGNER	ROBERT E FROMM SR FAMILY TRUST

JAY H JONES	RODNEY RICHIE

STEPHEN J & JO E SCHAAF	RONALD MADDUX

PAUL POESSNECKER	JOSEPH & MARGARET HORTON TRUST

GERALD W & MARY ANN ALLEN	PAULA J CHAFFEY

HELEN RULEY	MARIA ELISA ABREU

WINSTON J RENOUD	EILEEN K CLARKE REV LIV TRUST

ROY I HIGA LIVING TRUST	WERTLEY TRUST

NORMAN R STRICKLAND JR	HUGHES INVESTMENTS LP

STEVEN C FEDER	THOMAS A NIEMANN

JOHN T PEISTRUP REV TRUST	BENNIE A CLEMMER

JOHN CLARK	BRIAN WM HAAS

DOUGLAS J & JACI L TERPSTRA	JOSEPH T EMRICK

LARRY W POESSNECKER	STACY A & DIANNE K BEAUCHAMP

BRIAN R MILLER	JAY S ELLENBERGER TRUST

JOHN D MICHAELSEN	GERALD L TOMLIN

TERESA V MITCHUM REV LIV TRUST	MICHAEL J & ANNE L ZOELLICK

FRANCIS L PENRY TRUST AGMT	EDDIE G & MONICA A CLEMENT

MELVIN Y & SHIRLEY R NOJIMA	TILBURY LIVING TRUST

DEANNE W L HO	ROBERT A & KATHLEEN M KUNZ

LAWRENCE M T CHEW	RODNEY D & NANCY K FLEER

BINDLER LIVING TRUST	DAPHNE TRIPLETT

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

ROGER HARRIS FAMILY TRUST	WILLIAM ZINKE & BROOKE ACKERLY

SCOTT & SARAH FREEDMAN	ERIK & ELLEN WEIHENMAYER

THOMAS P KALMAN	LARRY & MIRIAM H NELSON

LEONARD ROSENBERG LIV TRUST	KAZUKO N FUJITO TRUST

SAUL & NANCY PILCHEN	KENNETH L JORDAN JR TRUST

JACK & SANDRA PENDERGRAPH	JORDAN FAMLY TRUST

RICHARD A ALLBEE	DOROTHY S JORDAN TRUST

EDWARD M & MARGARET GARSTKA	ALLEN A & AMY D SWIFT

PHILIP R & CATHY L WEBB	ALLEN B & JANE A MCKENZIE

WENDELL P HUMMEL	MATTHEW & ANDREA PITZEL

CRABTREE ENTERPRISES LLC	GREGORY RANDALL

HOLLIS B CANTERBURY MGMT TRUST	POWHATAN & BEVERLY CARTER TRST

WILLIAM L CARLSON	GAYLA CRAIG CHAPMAN

JOHN & PATRICIA GLIDEWELL TRST	PATRICIA M RAHN LIV TRUST

AARON HILL	JAMES & ERNESTINE HALSTENBERG

JUSTIN J KLUG	BRADLEY W & SUSAN M BARTEL

SANDRA Y S YAP LIVING TRUST	DENNIS & KIMBERLY KNOUSE

BRUCE M & EIKO H BARRETT TRUST	MAUREEN JOE

CHARLES W & JACQUELINE C FOWLER	KENT L GANSEBOM

BROWN FAMILY LIVING TRUST	JOSEPH & LIZETTE PETER

JEAN ANN K & WILLIAM J FREY	ROBERT W RIEMAN TRUST

M E & JOAN E EDWARDS	RICHARD J & BARBARA CAMARILLO

RAYMOND J BUTTSCHAU TRUST	MARK S BRASHEAR TRUST

PHILIPPE VEETERS & M MAASSEN	TYLER & BREA WAYMENT TRUST

JAMES R & CAROLE A WHITMORE	GARY S WHITNEY

TRUDY E KEANE REV LIV TRUST	PETER F & MARY JO HOTALING

BILL & MARY QUATTLEBAUM	E DAVID & BARBARA E KING

QUATTLEBAUM FARMS INC	CHARLES B & DEBORAH C MONCURE

JOAN M WELTZIEN	JING YANG TAO

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

DAVID A HENLEY	LEE A PRIVETT TRUST

DAVID G BASSITT REV TRUST	MARKLE LIVING TRUST

LORRAINE J LOUDER TRUST	RODNEY S & JOANNE CREVOISERAT

ROBERT W ALFINI TRUST	ANA MARIA PLATON

CHARLOTTE LEE	ROBERT SWEENEY

THE WINSOR LIVING TRUST	GENE E LAND

MAGRID WICHERS	TESS NIEBERDING REV TRUST

WAYNE & SHARON PASCHALL	FRED ANDRES

GLEN P DOSS	LORI LITTLE

RICHARD C GAGE	J W WHITMORE TRUST

HILL-CURRIE FAMILY TRUST	DANA SEXTON

STEPHAN & JUDITH MOGELNICKI	DOUGLAS H MOREY TRUST

ERNEST E OR ELIZABETH J LESTER	LAURA G SHEPPARD

KEN GEORGE	DAVID H & LYNDA B DANZIG

AVERY-SIDES FAMILY TRUST	GEORGE GRANT

BARBARA P CHAVATEL	MONAMIE GHATAK

RONALD & SUSAN MEREDITH	VERONICA ORTIZ-BUCK

THOMAS & ANGELA PROST	DR CARLOS A OMPHROY MD

ROLLA G & SHERRY HENRY	GEORGE P & DIANE M SANDLIN

CECELIA ANDRES	DEAN K TAKAMINE

NANCY HEDRICK	BEVERLY R ALTON

D ALEX HICKLIN III	MARK MYERS & KAREN STARR

EUGENE F HOLLAND SR	TOM DILLEHAY

CLAUDIA B HUBBARD	RICHARD A & DIANE M HALL

MICHAEL A NAGAO	AMY S BRASWELL

EMMETT & MEI LI KINNEY	ROBERT L & LOIS N COLEMAN

JEFFREY A & DABNEY H ROUSH	RICHARD G FARLAND

GEORGE J JR & WINIFRED GILLEN	MICHAEL MCCORMICK TRUST

GARY D & JAN M GOOD	ROBERT N & ELAINE R VICTORINE

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JEROME E & JOAN R SMOLA	SHOBE FAMILY TRUST

WILLIAM & CHERYL SAALI	GREG WIEHLE

MELISSA GRIFFIN CAMPESI	ROBERT S DENMAN REV TRUST

WILLIAM W SPROUL	NEIL & JEANNIE ROBBLEE

HUNTER LIVING TRUST	JON T SANDAGER

MARK MARTIN	KEES FAMILY REV LIVING TRUST

LEE DEEL	RODGER & TERRY SAYYAH TRUST

ISAAC & SHOHREH YOMTOOB	EDWARD & HELEN SCHILD

RAUL N & SUSAN CALVO	JOHN F POTTLE

ROBERT J & CATHERINE HEINSOHN	PAUL R & MARY LENORE BERG

STEVEN & BARBARA NUSSBAUM	DANIEL G & MARILYN WILSHIN

SUSAN AINSLIE	BARTON L & CARMELINE H HAKAN

JAMES M BISSING	RICHARD H JR & MARTHA W QUINN

MARK & WENDI SWIDLER	DENISE H LAMBERT

WILLIAM R HUGHES	CATHERINE S CHEN

DONNA L HARVEY	HERBERT & LEIGH LEMOYNE

DONALD C TEMPLIN	JEFFREY Q PARRISH LIV TRUST

ELLINGSON INVESTMENTS LLC	JOSEPH W HORVATH TRUST

BRADLEY & KIMBERLY HAWPE	CURTIS & DARIA COLLETTE

JOHN C HARVEY	KENNETH HALVELAND REV TRUST

JAMES P KNUST	DAVID R & SONDRA G BEITH

MICHAEL L FRITZ	NORMAN HARMS REV TRUST

ROBERT W & JOYCE M TRECARTIN	GARY H KNUDSEN

JOHN P AHLERS	JEFFREY SUPPAN

JEANNINE REILLY	THOMAS PENDER LIVING TRUST

MELROY STRACKE	L JACK & JENNIFER C GOODMAN

DAVE FRANCISCO LIVING TRUST	NIKKI L & LESLIE C BREWER

SUZAN SLOAN	CORY S & RIKKI K JOHNSON

DOUGLAS J SHILLIDAY	C S & K A HERMANSKI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JAMES L & LINDA L HANSON	ROBERT AUFFANT

TED HASSELBRING	GEORGE D & TERESA O HOLLAND

CHRISTOPHER J RANCK TRUST	SAM & GLENDA SINARDI REV TRUST

JARVIS ANDREW KEEL JR	WOJCIECHOWSKI LIVING TRUST

RICHARD W BORK	GARY RIDDELL TRUST

STANLEY A STEINER TRUST	JOHN & TANDY DEAN

MARC R & MARIANNE SPORTSMAN	MARY C TWELLMAN

MAX & ROMA MILLER	ROSALIE LOGSDON TRUST

MARK & BETSY BASS	ROBERT V FESTA

JOHN & JOANN CAHILL FAM TRUST	HERBERT MASAMI KAWAKAMI TRUST

DONNA P HUNTER TRUST	SHIVANANDAYYA &SOYEON HIREMATH

GUANGHUA LIN & ZHIBEL YANG	PHILIP & KATHLEEN MAGENHEIM

JIMMY R & CAROLYN Z EDWARDS	STEVEN HANNON SR

PATSY D ROE	LYNN D GRIMSLEY

JAMES W BRASWELL JR	GERALD L & ARLENE E SMITH

NORMAN RANDALL REEVES	ROBERTA SCHALK PADGETT TRUST

MICHAEL L CATLETT REV TRUST	ANTHONY R & SHARON L PACE

PATRICIA YODER & ROBERT WISE	ILEEN L KLEIN REV LIV TRUST

WILLIAM & JUDITH F CASAGRANDE	MARTHA ROSE STANLEY

REDDINGTON REVOCABLE TRUST	HIROKO T YAMASHITA

RUSSELL D & WINDI B VERNER	BRETT & KATHLEEN DABERKO

CHARLES E & MARY K WALKER	KATHLEEN ISDITH & R V ANDERSON

NICK HATZIS	STEVEN B SMITH MD

WILLIAM B HUBBARD	GERALD L & STEPHANIE K STANTON

GWENDOLYN J SCHARP	RONALD D HOWLAND TRUST

KARINE A & JOHN H MCLAUGHLIN	LINDA MARIX

HENRY J POLLEY	DAVID R & CHERYL BRALLIER TRST

LYNN MAGGIO	TIMOTHY F PRUGH

DAVID W & DIANE M PETERS	JEFFREY M & BONNY G CLARK

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

DONALD E & PATRICIA MCFARLAND	GORDON H CRAFTS

KEVIN E HARRIS TRUST	CLAIR SCHWENDEMAN

LYNNE SCHROEDER REV LIV TRUST	LEONARD J & MICHELE SCHIRALDI

OLIN R PAINTER REV TRUST	PETER L GRAVES LIVING TRUST

ANITA C DAVIS TRUST AGMT	TRENT & DODIE HOLMGREN-KAMMAN

ISADORE JULIUS SCHOEN TRUST	WILMA C KIMBALL

GARY L & SHIRLEY J MATHES	SUDIP & LALITA ROY

RONNY & KAREN POPE REV TRUST	THOMAS & DENISE CARR

PAUL & JUDITH O’NEIL	FRANK G SANDMAIR TRUST

PATRICIA ANNE OTTNEY REV TRUST	RENE & MARION PELEMAN

MARC ROCHMAN	MICHAEL & JUDY HARDER

NORMAN W & NIKKI L BENSON TRST	THOMAS N & MARY M MILBRANDT

CANDICE D PREJEAN	SCOFIELD FAMILY REV LIV TRUST

PAUL & AMANDA BROWN	BARTON A BIXENSTINE REV TRUST

FRED D CRISP	HERBERT NEIDES

ROLLAND F ZECK	JOSEPH E GRAHAM

SAM & BETH PERLOZZO	MICHAEL KOTZEN

DAVID ROBERTS	BRIAN T HART

JEFFREY A LIGGETT	MARC GOTTLIEB

JOHN M & DEBORAH L GENTRY	JOHN D & KAY M VAN RYSWYK

A D CHERRINGTON	RUTH M SHUCK LIVING TRUST

KNOWLES A OVERHOLSER	KATHLEEN O’HARA

KURT & GRETCHEN J KECHELY	SUZANNE W KOEBBE REV TRUST

WILLIAM N ENGLE	DELRAY J STRACKE

THOMAS L & MARY C HEYOB	JON T & MARIAN DAVENPORT TRUST

THOMAS M & MICHELLE LADD	DAVID SULLIVENT

ANITA KUSS	JEANINE M & ROTHA RENEE CRUMP

KATHY L BOWMAN REV TRUST	DALLAS J STRACKE

DAVID K ENDO TRUST	ROBERT & MARY CHITWOOD

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

MATTHEW & DONNA MARIE RENO TST	LAUREL A MATTHY FAMILY TRUST

DONALD & MARION BAER TRUST	NICHOLAS & GABRIELA DIDOMENICO

JANET M SMITH	JULIE GOBBLE

RALPH F HALL	DOUGLAS J & MARGUERITE MCVICAR

JAMES H SWAIN	KATHRYN B & DALE C RUSSELL

JOHN STENGEL	BLACKROCK ENTERPRISES LLC

BENJAMIN R & GWENDOLYN T SUGGS	GEORGE C & GAYLA CRAIG CHAPMAN

BRENT G & KRISTIE L BOEHRINGER	JEFFERY A EBERLEIN

WILLIAM J & POLLY SURHOFF	LESLIE J & THOMAS M PALACE

SANDRA L PAGE	JAMES C FRIZZELL

LYNIA BAILEY	RANDALL A DUTTON

JERRY B & CATHY HANSEN	THOMAS E KUENNING JR LIV TRUST

WALTER K HORIKOSHI	JORDAN FAMILY LLC

JON H SCARPINO	VIVIENNE B JAHNCKE LIV TRUST

BONNIE ROCHMAN & DOV PINKER	LINDA L MAGENHEIMER

VERNON & TERRI SUTPHIN	LOWELL FAMILY REV LIVING TRUST

MARK H & BEATRICE O COELHO	STANLEY R & DIANE P HUDSON

THOMAS D & SHARON L BEATTY TST	ROBERT C & DENISE M WRIGHT

BERNARD R & VALERIE S GLASS	CARL HAAG

DAVID T & KAREN KURIHARA	CAROL S ALLEN

SANDRA DALEIDEN	DAVID E & LYNDEN SARTAIN

MCKEE FAMILY TRUST	MARK A & HEATHER R STAUDACHER

ROBERT D & GLINDA B POE	JOYCE H WEISHAAR TRUST

ANDREA M FOLTZ	DANIEL M ROBBINS

JAMES W ALLEN	LARRY W & CONSTANCE D POWELL

MAX I HIMMEL	WILLIAM & TERRY YATES LIV TRST

BARBARA J HOYER REV TRUST	JOHN T HARTLEY

DEBRA E WINDHAM REV TRUST	GREGG J TAYLOR

JOSEPH H & MARCIA A HERNICK	ASHISH & DHARA TRIVEDI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

ERIC A LANGE	DAVID E & TAMMY L WITTHUHN

DAVID G SUCH	WENDY M REINER / LINDA BONNELL

PELHAM N & MARION D NORRIS TRS	N BRET DEBENEDICTIS

DENNIS S & GLORIA SIROSKY	M DEAN KINSEY

MICHAEL & RITA MILAM LIV TRUST	KERRY CAHILL MCGRATH REV TRUST

DONALD R & DONNA J MCCURDY	LINDA K CLARK REV TRUST

CAROLYN E PARSONS REV TRUST	GARRY KINDER

TIMOTHY LIVELY	KIRK D & RUTH ANN PETERSON

BILL A & HILDA M SMALL	AMY G HENRY REV LIV TRUST

CHAMBERS FAMILY LIVING TRUST	MATTHEW & HEATHER BRUENING

DANIEL S SCHWARTZ MD	KAREN S GULLEDGE

BRICK DISTRIBUTORS LLC	SUSAN FISHBEIN

EDWARD J & ARDIS N NAZER	RONALD JAMES SCHELLHASE TRUST

JOHN BICKERMAN	GEORGE ROBERT CLUTTS

STANLEY J & SUZ-ANN KIRBY	MARY LEIGH ARMSTRONG NEIL

DAVID A & ELIZABETH M SMITH	MARK GUTHRIE

WILLIAM L SABER	SCOT D & ANDREA L BOWLES

GREG & MEREDITH MCALISTER	ALICE R CLARK

CAROL L LADY TRUST	STEVEN A NEWMAN

JAMES T SPEIRS REV LIV TRUST	MICHAEL L & COLLEEN TERPENING

MARK D FOWLER	TRAVIS G & PATRICIA KAMERICK

ANDREA T FRAZER LIVING TRUST	DUININK FAMILY TRUST AGMT

ROBERT L SCHROEDER JR	RAYMOND D & DARLENE S CERVETTI

DENNIS P VAN PATTER	CHRISTOPHER & KRISTEN CARNOHAN

BETTY M HONBO REV LIV TRUST	JESSIE B & SURINDER J SINGH

FREDRIC NORITAKE & P NOLIN	MICHAEL G & LOUISE PERILLO

NEAL A CHASTAIN III	DONALD J & MARGARET R SCHEPKER

DOUGLAS & JEANNETTE VAN WYK	TONY L DRUEKE

VINCENZA P FILINGERI REV TRUST	STEVEN L RENTSCHLER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

MARILYN J LINTON LIVING TRUST	DANIEL & ROBIN FULLER

RAYMOND J & MARJORIE D BRCKA	LEE ZIEGLER

DANA L SCHMELLER REV LIV TRUST	ROBERT & SHERRY GRATZ

ROBERT MILLARD	SARAH M EVANS

R SCOTT HOPPE	RICHARD A LEADBETTER

THOMAS R ECHOLS SR	GARY R HAAS

RICHARD L & DORIS A BROWN	JOHN J HIGGS

EARL J WILDE III	ROBERT M & SARAH E SMITH

JOHN & MYRA GREVE	G WILLIAM HAINES

WALTER J BELANGER TRUST	SONJA J DIDOMENICO-YOUNG

SAMMY GILLIAM	LAURE C FLATT

ERIC & BENNETH STAFFORD	JOHN JANSONIUS

LARRY D THOMPSON REV LIV TRUST	SEYMOUR & MARGERY KREVSKY

RANDALL L TALLENT	JOSEPH & BRIGID MULROY KAHN

HOPPE-MARKLEY LIVING TRUST	GERALD D WININGS

SAMUEL E SMITH	JIM KEEVEN

HELOISE L POVEY REV LIV TRUST	ROBERT & MARY MCGLAUGHLIN TRST

HOWARD CORBETT	HARRY BLAIR & MARY SORRELLS

JOHN J CONDEMI MD	LAWRENCE J KYLE

MARTIN STOTT SR	JUNE N DEAL REV LIV TRUST

ROBERT & ELIZABETH FITZGIBBONS	D YALOWITZ & K KRZYZEWSKI

CRAIG & LORRAINE VECCHIOLA	THOMAS S & JILL C UDALL TRUST

RUTH J MISCHNICK DEC OF TRUST	RICARDO & THERESA RODRIGUEZ

LESTER G L WONG SELF-TRSTD RLT	CHARLES B & NORMA J BOYD

SARA G SMITH	JOHNSTON FAMILY TRUST

ALVIN J JR & ELAINE M DENNIS	STEVEN G & MAUREEN D MAU

MATHIAS C HERMANN LIV TRUST	MICHAEL J HOMMEL

VICTORIA HADDOCK TRUST	NORMAN & GAYLE BRESLOW TRUST

JOHN P BIESTEK TRUST	GRAEME M & LINDA A CASE TRUST

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JSG REVOCABLE LIVING TRUST	WAYNE A & CANDYCE SCHERR

SANFORD T & DOROTHY WARD	RICHARD & ANN HUTCHSON

HEIDI E KOIZUMI TRUST	CASEY L & ANGELA A SCHAAF

DOUGLAS & COLLETTE KUBOTA	JOHN P & JACQUELYN CARTER TRST

GEORGE TAMASHIRO TRUST	BRENDA G NICHOLS

ERIC KVICK	MICHAEL J GLOWACKI

EUGENE & MARY HOWLAND LIV TRST	VAUX FAMILY REVOCABLE TRUST

FRED & JEAN E GERGER	DONALD S & MARIANNE T PICARD

CHRISTOPHER PAGE	YOUSHENG ZENG

ERWIN C & ELAINE USHER	EDWARD J & JUDITH A DUNN

ROBERT W ARMSTRONG	STEPHEN A PROUTY REV TRUST

WILLIAM D & LINDA A MCGREGOR	DONALD C DIPPOLD REV LV TRUST

THOMAS & KATHI SLAUGHTER TRUST	RICHARD & LEONA SMITH

ROB & KARLYN SMITH TRUST	FREDERICK B SCHORK FAM TRUST

NANCY L GASHO LIVING TRUST	JOHN T & SUSAN B LADY

VICTOR N SOLT	TAMPA M & R INVESTMENTS

ERIC H MELENBRINK	DON LOY & MELISSA BURKE

KATHERINE YOUNG	BRENT F & MICHELLE L OGDEN

DONALD & BARBARA MOORE	ANDREW F & LINDA L GOEBEL

PATRICK E & LISA A MCALEENAN	ROBERT I KECK

ANNE S HALL	RONALD E WILSON

ANITA B MARKWARDT	GEORGEANN NIKOLICH

RICK & PAULA SITZMAN	STANLEY-FORGE FAMILY TRUST

JOSE M JR & ROSEMARY SUMAJIT	MARTIN N & PATRICIA C BUXTON

MICHAEL D SEGAL	JEREMY & ANGELA ARMAGOST

JOYCE E STENSRUDE REV TRUST	HEROLD REVOCABLE TRUST

PHILLIP R NEFF REV TRUST	DONALD W & KIPPEN CANTIN

SAAR TRUST	TERRY ANGEVINE

PHIL & DEBORAH MAIESE	MAYER BROTHERS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

DAN D & DIXIE L SPARROW	LEONARD T WILLEY REV LIV TRUST

KIMBERLY A JAEGER	RICHARD D & MILDRED R MCCONN

BARBARA J B WHITNEY	BARRY J FITZPATRICK REV TRUST

KUZMA REVOCABLE LIVING TRUST	TODD M & SHARI K ANDERSON

TOMMY J & MICHAELYN CLARK	LEE A & REBECCA A KOHLE

RUSSELL WALKER	PAUL RUNGE MD

ROBERT L CAMENZIND REV LV TRST	WILLIAM & MARGARET DANFORD

KIMBERLY K DRAKE REV LIV TRUST	RICHARD MILLER

JOAN H ERICSON REV LIVING TRST	JERALD A & AMY L MOORE

BRANTLEY T & HARTLEY G ONLEY	ANTHONY E & JULIE K SCHIPPERS

MICHAEL & MARY GEORGAROS TRUST	CRAIG L & PAMELA M KASTER

JOHN L III & SUSAN CIPYAK	BENJAMIN KATZ LIVING TRUST

DOROTHIE HALL TRUST	MARC E MILSTEIN

DOUGLAS E & PENNY A KEUTHER	JOHN R & BARBARA A SLABA

DEBORAH S VERDIER-WOODRUFF	JEANI ANDERSON

JAMES A CARTER FAMILY TRUST B	DEBORAH JEAN WALLEN REV TRUST

ROBERT & CAROLYN KIRSTEN	CAROLYN G WILLEY LIV TRUST

TODD J & LISA J ABEL	BARBARA Z MOSS

TILTON FAMILY TRUST	LINDA H DRUCKER

MARK K TAOSAKA	LARRY HOLTZ

ALAN H TERAMURA	GREGORY & MARCIA PERROTTO

LAWRENCE E FRANSSEN	MICHAEL & AUDREY PITCHER

THOMAS W & DIANE T KEOGH	ASSUNTA T WOOD LIV TRUST

EDWIN C BRUMMELS	THOMAS W SAGER

DONALD J & JOY E LEE REV TRUST	K RAMACHANDRAN & G RAMASWAMY

W RANDOLPH & MERRY E ZATOR	K TROMBLY & N B BARSKEY

RICHARD M ABERNATHY	JERRY & RUTH V RUBELT

LANDIS REVOCABLE LIVING TRUST	SUZANNE C KAROLCHYK

DAVID K PADGETT	LARRY E & SANDRA BOGGS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

SHARI POLIQUIN	ALESSANDRA & ANTHONY MEDIGO

EDWARD EITCHES	BARNABA LIVING TRUST

HARTLEY SCOTT FORSBERG	C SCOTT & BARBARA GUTSHALL

WILLIAM & AMY LEONARD	ROGER D FRICKEL

WAYNE STANIEC TRUST	ANTHONY & VICTORIA MAGLIANO

EILEEN T KILEY 2005 REV TRUST	DON A LUTES

F GARY CUNNINGHAM	GLENN & DONNA FRY REV LV TRUST

JOSEPH A GUALDONI LIVING TRUST	ANITA & JOSEPH KUSS

CURTIS A DELEGARD	GARY W MAZUREK

ROBERT CHLEBEK	MICHAEL MARSICO

EDWIN E DICKAU	DANIEL UGGLA

JAMES E & JANICE K REID	ROXANN K MAERCKLEIN

FRANK & BRENDA CROUCHER	JOSH M STEELE

DUNBAR FAMILY TRUST	LEO M DONOHOE

CHRIS BRINSER	MILLARD H JACKSON III

YANDELL FAMILY LIVING TRUST	LINWOOD C GERBER

STEPHEN & ANDREA MELLER	LAWRENCE SMITH II TRUST

ELAINE C DAWSON REV LIV TRUST	JACK R & MARILYN J HOPPER

LYLE HEISS	VIVIAN K MURRAY REV TRUST

KIRK L & RHONDA K JORDAN	KATHY J WAUSON

DELRAY G KUMM	LYNN A JOHNSON

SUZANNE E MORSE	JOYCE E PATT TRUST

DON HANEY	ROSICKY FAMILY REV LIV TRUST

RHAOUL GUILLAUME	WILLIAM BRYAN ADAMS

SAM C FORD	GIRVEN & MARY E KISSELL

ALFORD L & JANET E STEPHENS	IAN S & JOAN M GRANT

NEIL C & D JANE TAYLOR	TODD L & DEBORAH K SALMANS

JEFFREY & STACY CAMPBELL	DANIEL J & GAYLE R DECKER

RAYMOND RACKLEY & C M FONSECA	JAMES & CARROL VANMETER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

MICHAEL P & BRENDA RATKIEWICZ	JED & GLENDALEE SCULLY

CROSS FAMILY LMTD PARTNERSHIP	BILL & KATHY BEZANSON TRUST

ROBERT P BRYAN	LYLE O JR & LETZA B FOGLEMAN

BEVERLY PATRICIA S MILLER TRST	LISA F LONG

CHRISTIE A HAACK REV TRUST	HAZEL S NISHIMURA LIV REV TRST

FREDERICK WINKER TRUST	CELIA J BORTFELD TRUST

JOHN & CYNTHIA SUE KENNEY TRST	HOWARD & TEALE LEE

PATRICK H KENNEDY	STEPHEN E HERZOG

RICHARD M KOBDISH	MARY LYN & RICK M HEINL

STEVE & JOAN HUDSON	GERALD T BUNTING & PAULA YOUNG

JOE CAMPBELL	BRUCE W ROBSON

JOHN & JUDY WICK	GUZDER/RUPANI TRUST

KEITH C & LYNNE M VALENTINE	FRANK & PEGGY GARBARINO

BEN & SARAH STRAKA WALLERSTEIN	GEORGE P SKOMORUCHA

MICHAEL G CLARK REV TRUST	JOHN W WELLS JR

ERIC A SHELDAHL	JOHN K & CONNIE J BOLGER

LYNDA L SAWCHUK LIVING TRUST	MARZULLO ARMSTRONG FAM TRUST

NICHOLAS J CALIO	LEONARD D & LINDA K MADSEN

TY & ANGELA WIGGINTON	JAMES ACKERLY

EDWARD W MACKIN SR	PAUL D ANDERSON

GENE BALL	STEPHEN H & CAMILA K HAUGSTAD

FUNDAMENTAL PARTNERSHIP LTD	MYRON ELLINGSON

ROBERT H HOH TRUST	ARLYS B VERDOORN REV TRUST

LUCY M PEARCE REV TRUST	OAK RIDGE PARTNERS LTD

DEIRDRE L HURD REV TRUST 2008	ALAN R BERG

SHIRLEY C SNOWDEN	JOHN J STEENHAUSEN

JAMES & LISA O’NEAL	GARY F & LAUREL P PURDUE

MELFORD L STRAND LIVING TRUST	CHARLIE JR & JUDITH A COX

DR VINCENT JOE	DAN L & SUE A CAPPA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

THERESA A OGLES	KEN DORN

RICHARD C BURNHAM	GEORGE A ALLEN JR REV TRUST

JOHN A III & CYNTHIA A SECRIST	PETER A & ANDREA I WOLOSON

BRENDA WARKOW	SID L & PATRICIA H WRAY

MARY B & JEFFERY K WIRTH	GEORGE & SHARON CASE

BYRON & JANA RAE OLIVER	PASCAL F PEROT

KAREN C & TIMOTHY SHAFFER	DEIDRE C DUBISSETTE

ELIZABETH W HALLORAN	JOSHUA N MILLER

JOHN D WILSEY REVOCABLE TRUST	KATHERINE D & ARTHUR C ZUELZKE

CHARLES B & MARGARET HEDSTROM	DELIA PRATHER VALENTINE TRUST

JOHN E HEILSTEDT LIVING TRUST	LORNA P GUTHRIE

DENNIS & SHIRLEY LONG	JAMES P RICE

STEPHEN R SCHAEFER	WILLIAM H & NORMA S GERNON

KLIER FAMILY TRUST	TOM & ELIZABETH MCLAURIN

RICHARD W CARR	PAUL L & MARSHA R LEE

MICHEL D & VICTORIA L CLIFFORD	DOROTHEA R BELLOWS REV TRUST

DONALD & BETTY CHRISTIANA TRST	DONNA VALLERAND TRUST

JOHNSON-MORENO FAMILY TRUST	MARK ADOLPHUS FAMILY TRUST

TODD & TINA LIBERTO	MICHAEL P & ANNE COSBY

LEROY FUNDINGSLAND	L W DAVIS

FRANCIS G H & JENNY E-PING LEE	ROBERT & CATHY SHORMA

ANTHONY P LOPRIORE	DIANE F WAMHOFF REV TRUST

CUMMINGS FAMILY TRUST	ELIZABETH M WESTERBERG

SHERENE HUNTZINGER	DIANA M OSINSKI

ZELPHIA MERKEL	W E GREINER & JACQUELINE BECK

FENNELL & MONDAY LIVING TRUST	STACEY L GOODBUFFALO

RICHARD S BURTWISTLE	DAVID L & MICHELLE R FINK

PRAFUL & JASHODA PATEL	LINDA R TIPTON

GERALD DEE CAMPBELL	LAURA J ROBERTS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

CHARLES & SUSAN BROWNING RLT	WANETA E CONWAY

NELLANETTE ARAKI	BETH JAHNCKE SP LIVING TRUST

JERROLD V & JOYCE F LARSON	MAUREEN M YAMASAKI TRUST

SCOTT & PATRICIA MEDEN	GLENN RIMBEY

SAMUAL CHAPIN & LORETTA SOFFE	GEORGE RICHARD & JANICE ROARK

JAMES & MARIE LINTON	WILLIAM W HORN

ANN MARIE NEWMAN	CAUSEN W & KATHY A ANDERSON

SHUN HING V CHAN	KATHLEEN LAURIN MARTIN

THOMASINE L GISSEL	STEVEN & SUSAN HOROWITZ

LAVERNE C GLOVER TRUST	CLAYTON FISCHER

BRIAN C WILLIAMS	LINDA K WARREN REV TRUST

JAMES & JAMIE SULLIVAN	DAVID & KERRY MANSKE FAM TRUST

STANLEY L & BETTY J NOVE	JOHN BARTON ROBERSON

JAMES & AMANDA SAFKA	M MAC & DEBRA K AUSTIN

JASON B YU	DONALD C & BORGNY J JENSEN

YVONNE S FONG	JEFF A & DESIREE-ANN JULIAN

THE NICOLAI FAMILY TRUST	ELAINE MUJONG KATSUYOSHI TRUST

PAUL R & SINA M I PRADEL	WALLACE M WAKAHIRO TRUST

LAURA MICHAEL	PETER HANASHIRO

BLAND LIVING TRUST	GTF ENERGY ENTERPRISES IV

PAUL & PAMELA BUMANN FAM TRUST	MARY JOHN JOHNSON

JOHN A & BARBARA K BEILFUSS	JERALD C & PATSY H SHRECKHISE

JOHN & MAURA MCDONALD	STEVEN A JULIUS

SHELLEY M & KATHY C BOWLES	DANIEL G LINDSTROM REV TRUST

HUBERT C SR & ALICIA L AUCOIN	JOHN & CHRISTINE STOVER ROMERO

JOHN G JOHNSON JR	F EUGENE JR & NANCY E BROWN

DAVID M SILBERMAN	WESLEY E & MARTHA A JEROME

GLYNN DELATTE & ARLENE EDWARDS	JESSE J JR & LUBOV A GRIFFIN

CLIFFORD PARTNERSHIP LTD	CHARLES & JULIE WILLNERD

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JAMES L RATHBUN	B J STEWART

GREGG A KOLDENHOVEN	JUDITH A ANDERSON REV LIV TRST

ELDORA L CHANG TRUST	DONALD J BRUNS

DAVID & DIANE GRUBBS REV TRUST	RAIN OAK CAPITAL PARTNERS LTD

JIM K & DOROTHY C LITCHFIELD	JOHN H YAMAMOTO TRUST

SHELDON G SCHULTZ TRUST	TERENCE M & SHARLAINE K ISHIDA

ROBERT W NEILSON JR	NORMA JEAN FALINK

NANCY M CLAYTON	GLENDA H & WILLIAM E MIDDLETON

COREY C CONRAD	JOHN P SCOTT JR

DWIGHT L & SUE BOSTIC	THOMAS M & BARBARA L QUINN

WILLIAM L PIERCE	MARK B & DIANA J TANNER

JON R & PATRICIA ALEXANDER	VERNON JEAN OWENS

NAN & ROBERT MOSLEY	STEVEN R BITNER

DOUGLAS E ZIMMER LIVING TRUST	GARY W & JOYCE E BROWN

THOMAS W HENSON JR LIV TRUST	RALPH R SARNATARO LIVING TRUST

EVERETTE L ABERNATHIE	MICHAEL L & STACEY A WOODEN

DALE E & NANCY G JONES	RICKY F & CAROL S ANDERSON

C PHILIP THOLEN 2007 TRUST	MICHAEL MACAULAY

SCOTT & SHANDA BICKELHAUPT	GEORGE A & MARLYS L CHURCHILL

CHARLES L & KATHERINE L BOWERS	JAMES D GARDNER

ALAIN J MARENGO-ROWE	NICHOLAS M & MARY E KLAERS

WILLIAM & CAMILLA ELLIOTT TRST	DALE P MILLER

VIRGINIA M & LAUREN N MULKEY	LLOYD W ROTTON

MICHAEL WILLIAM DUPRE’	BLANE & CHERIE BAUCH

TERRY C & LINDA S HORNUNG	CARL J GUVERNATOR

DEBORRAH F & DANIEL VANDIGO	MICHAEL J LONG

HAL L GREEN MD	CHARLES H & SANDRA C THORBORG

JEFFREY C & KIMBERLY Z BRYANT	WAYNE L & SANDRA S SWANSON

DAVID M & ROBERTA S CAURDY	STEVE T & CYNTHIA L FROHNAUER

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

ROBERT Y BAIR	JAMES R & BARBARA PIPER

C EDWARD DAVIDSON	JOHN LAING

DALE KATT	ROBERT W OLSON

JAMES O IVEY JR	DAVID G OLSON

GREGORY & RENESSA FONTENOT	RYAN J & EMILY W VOELKERT

ROGER A GRIMM	MICHAEL J & VARDA S JEFFERS

KAREN J JACOBS	JAMES S POMPANO

SHARRON S TROLLINGER REV TRUST	DAVID M LINFERT

RICHARD H FITZGERALD	DR WILLIAM & ELEN WALTON

ROBERT C HUBBARD	DONALD A AMMONS

THERESA M SMITH LIVING TRUST	STEVEN C HARMS

JOHN & DIXIE DICKMEYER	STEVEN A SNYDER

TOM & ANITA SZCZUREK	G YOUNG & C HIGA LIV TRUST

NICHOLAS CAROSI III IRRV TRUST	PATRICIA K BRANDT

TOMMY C DANIEL	G YOUNG & C HIGA LIVING TRUST

TODD & SUSAN BLACK	ROY KAM SAU CHANG REV LIV TRST

MONICA M MCNEAL	GEORGE S YAMAMOTO

DAVID M & CHERYL L WILD ROCK	KELLIE Y A HOSAKA

ERIC M & PAULA J VIGRASS	CURTIS P & DEBRA K CHONG

JOHN F & VALERIE E CARDARELLI	B A DERDERIAN & J Y NEKOBA

JOHN P & LINDA K CHEMALY	JAMES P KELSO

JAMES R & DENISE HAVLAN	THOMAS GALATI

MCCOOK-MCWILLIAMS FAMILY TRUST	KENNETH A HEITT

ROBERT SCHELD & HUGH BAILEY	CHARLENE J FURNARI TRUST

JUSTIN & KIERSHA WHEELER TRUST	TERRY L CUSICK

PAUL & JILL GILLARD TRUST	JOHNSON GROUP INVESTMENTS LLC

KENNETH W ERNST	MARK BRYANT & LISA CALLAHAN

BRADLEY J BUTLER JR	NORMA K MACKAY

DERRICK & JOAN ZIMMERMAN	ERIC & LORI EGEA

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

BEN WHITSETT	EMORY G SUTCH II

GEORGE H JR & JANE O CAIN	KENNETH C & JUDITH A MAYNARD

RICHARD E & MARGARET E JENSEN	DENNIS K & PATRICIA SAMUELSON

ELAINE M ANDREAS REV TRUST	THADDEUS J & MINDAY L FORTIN

PHILIP HOLLYER LIVING TRUST	BENJAMIN J & DAWN C QUATTRONE

RONALD & KAREN POIDEVIN	MICHAEL & JANET BAUGHN

ELVERT D NEW	DOLPHINE D JONES

MICHAEL & CAMILLE BIANCO	GREGORY A MCCLURE

CUNNINGHAM REVOCABLE LIV TRUST	DAVID S WILLKOMM

CHRISTOPHER J ELLERBROEK	HENRY A LILE

ARTHUR J & DIANE E HERMES	MICHAEL R & MARJORIE SULLIVAN

JONATHAN D WARREY	BURTON A GREENE TRUST

JOSEPH H BAREKMAN	MATTHEW & THERESA SORENSEN

SHERMAN & SHIRLEY L MARKOWITZ	JAMES M GAMBACCINI

ALLEN R MAJOR	PRANAY GUPTA

JOHN J NANIA	MIKE LORINO JR

MARSHA AMBROSE	BURDETT JOHNSTON

MARY G HUDGINS	TERRENCE & LARAINE CLARK TRUST

SUSAN M KING	CARL L JR & CYNTHIA L PAOLETTA

JEFFREY M LEE REVOCABLE TRUST	RAYMOND M TROPP

NILS C KONIKSON	JOHN J & ANN M CAVAN

LAWRENCE G & YUKO J ORNELLAS	WILLIAM P & ROMI COONEY

JOHN R SUNDBERG	JACKIE GLEN & MARY D TRENT

BRIAN J & KIMBERLY D LAUBER	GEORGE & COLLEEN JAMESSON

THE DALLIN LARSEN TRUST	R & J ENERGY ENTERPRISES LLC

ERIK M & RACHEL C CARLSON	RCB ENERGY ENTERPRISES V LLC

LINDA DIANE MATHURAN FAM TRUST	DEBORAH H STEPHENS

STEVEN & MELANIE KENNEDY	L AUBREY & ELIZABETH DREWRY

JAHNCKE ESTATE TRUST	ELLYN W & PAUL A FOLTZ

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

THOMAS G LONG	DON A COPPOLA

PAUL A & SHARYL D FERLEY	GAY LYNN BRUNS FAMILY LIV TRST

DANIEL & HALEH BANAYAN	ARTHUR H LOEBL REV TRUST

JAMES D BROCKMAN	LOIS ANN MARKLEY

DONALD KELLEY LIVING TRUST	BARBARA GAROFALO

KLYE M & SHELLEY T CARPENTER	TOM D & MARCELLINE A HAM

LYNWOOD M & JUDITH S DRISKILL	ALAN ETT

JOHN D & MARY J TALAGA	LEIGH O ATKINSON

ANDREW J & CARMEL F LUCIBELLO	JAMES L DUGAN

STEVEN J MIESBAUER	STEPHEN K WINTORY

PARVEZ & FARAH SULTAN	BEVERLY SCHAMMEL-SPENADER TRST

RICHARD & MARY GLENDENING	VIRGINIA R MINARD LIVING TRUST

WILLEMSTYN REVOCABLE TRUST	MIN C & RHONDA OH

LARRY D & LISA FRIEDMAN BOYD	NITHIANATHAN K THAVER

GARY FORD & LISA TAVERNA	ROBERT E & DIANE A FRYE

MEHDI ROUSTAYI TRUST	THOMAS JOSEPH & LINDA K MOEHL

GREG & BONNIE HEMBROCK	PALMETTO EXTERMINATORS INC

HARRY R & JANET IRWIN	DAVID SUTHERLAND

ALAN R KERTZ REV LIV TRUST	FRANCIS W DANA

SHARON M LEE	2002 SUSAN E BLAND TRUST

GARY R SCHERBER	JOHN J & ANNA M SELM

FRANK & JUDY COPPA	LANCE A & TARA H SNYDER

JAMES K SUTTER	ROBERT & LEONDRA LENTZ

NICHOLAS J PORRINI	LAURIE TYAU & TATSUO YAMASHITA

TERRY R BEALE	PETER G HUTCHENS

RORY A M DELANEY	FREDERICK P & SHEILA C BAERENZ

EILEEN M CAVANAUGH	ELAINE R CRANE

WILLIAM P & DIANE C CARNEY	RONALD BORING

TIMOTHY P REARDEN	GREGORY K M & LUCIA C LEONG

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

BARRY F MCNEIL	THOMAS D DEPPE

NOBLE J & JOAN WILEY LIV TRUST	ROBERT L SCHIFF

JEAN N OXENFORD	WILLIAM A & VALARIE J BARKER

ROSEMARY M BURNSIDE	RICHARD B GODING

TOBY ALFRED & KENNETH ALFRED	FLORENCE M MATSUMURA

PETER L & TERESA M PERKINS	BRUCE A SCHNEIDER

R RAY BROWN	CHARLES D & STACEY L BURTON

DALE R HANSON REV LIV TRUST	MARC H & HELEN G BORNSTEIN

FRANKLIN & MOLLY HOMER	GARY & MARGIE FREDRICKSON

DAVID LEE & HOLLY JEAN JESSEN	GARY G & SHERRY A SCHULTZ TRST

PETRICH FAMILY REV TRUST	KENNETH C & MITZI L MERCHANT

MATTHEW A TREANOR	PATRICE STEPHENS

YOUNG FAMILY REVOCABLE TRUST	PERRY GOUGH TRUST

CHARLES J & KATHLEEN K NEIR	R J & GARY GABRIELSEN TRUST

TERRY J & KAREN K RODBERG	MARLEAH LESLIE

LARRY D & ELLA M KOOL	JUDITH L BRUGGENTHIES TRUST

KEITH A JOHNSON	BEEGHLY LIVING TRUST

LANCE TERUYA	MARILYN COYNE & C CUMMINS

JAMES WALLACE & PEGGY R KELLY	MARILYN BAER

DOUGLAS WAYNE DOTY	JOHN & SANDRA MCLEAN

WILLIAM C WILSON LIV TRUST AGM	THOMAS A MUTSHLER

JOHN & HOLLY RANKIN	ALDAS P NARIS

MAX & SYLVIA SOLOMON	CLAY HINRICHS

RONALD S & MARIE A WILSON	ELISABETH E HAU

PHILIP HORABIK	LORI K TONAI REV LIV TRUST

E ALAN MCGEE	LINDSAY & DALE TAMASHIRO TRUST

DANIEL N & MIRIAM R DAVIDOW	THINH T NGUYEN

JAMES F JR & DEBORAH P WILSON	KIMIKO E & JOHN H YAMAMOTO

WALTER K NAGASAKO	RODGER BOWERS

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

ROGER C BROSSMER	HEIDI CESSFORD KRABBE

ANN E ZELLMER	JANET N KINZLER

LOUIS M RUGGIANO	KRISTINE A GERISCH

DANIEL CADELINIA	ALLISON STEELE REV TRUST AGMT

S E & H J HERMAN REV JNT TRUST	WILLIAM B MILTON

MELVIN S & ELIZABETH F TANITA	CHRISTOPHER & JACKIE LOCKHART

ROBERT ROGERS & CAROLINE BYRD	LOVE FAMILY TRUST

LANCE MCINTOSH & HOLLY HANING	DARRYL L & DONNA B MAY

JAY W KELLEY	KENNETH L CHAPMAN

BETTE BONDER & PATRICK BRAY	HANNA LUKOSAVICH

BILLY R POE	KELLY FAMILY TRUST

PETER A & TERESA L VONRUDEN	STEPHEN KELLY

WILLIAM D FRIEND REV LIV TRUST	PAUL R MAMOLEN

BARBARA J STEVENS RLT	LAWRENCE & JOYCE VAN BLARCOM

DAVID WINKLER	VALERIE LEFFEW

REX HIROTO IMAYE REV LIV TRUST	BARBARA OLSON

ANNE G RANDALL	WILLIAM M & JOAN M ROBERTS

CARYN M GROEDEL	TRUST A-WRIGHT REV LIV TRUST

EVELYN E COLLIS	THOMAS H NICHOLS JR

RICHARD T & CAROL E CROWELL	RAHIL KAZI

JOSEPH G TEGREENE	JOHN W JR & MARYLOU F WELLS

CHRIS E BEALE	SHARON LYNN JOHNSON 2006 TRUST

MICHAEL H HARDMAN	ROD B & BRENDA J BULCHER

JOSEPH RANDOLPH FRAZER	GARY J & LAYLA GRAY

SHIRLEY C PETERSON	R LANCE BRUBAKER

GARY & JERIE SCHWARTZ	STEPHEN J KNEELEY

DARRELL DALE & KAREN D DAVIS	PAUL H FRITZKE

CHARLES W III & MARGARET BROWN	JAMES R CARLISLE

PAUL E PLAYER	JAMES S & NANCY A VERHEI

EXHIBIT A

MEWBOURNE ENERGY PARTNERS 09-A, LP

LIST OF GENERAL PARTNERS

NAME	NAME

JOHN J & DOREEN L GRIFFITH	JACK DAVIDSON REVOCABLE TRUST

ROBERT M HEMBERGER	KATHERINE STEEL

PAUL HUDAK	CYNTHIA FLYNN

PRAG LIVING TRUST	BETTY WERTH LIVING TRUST

MARK & RITA RAMSEY	DANIEL & JULIE SALLEY

HASHIM M YAR & MARIA Y WOLOSON	PEARIA FAMILY REV LIV TRUST

A KIRSCHENBAUM & B SILVERSTEIN	CLAUDIA J WRIGHT TRUST

MICHAEL P & MADONNNA B ROTH	CHRISTOPHER R COLNITIS, MINOR

J F BORZELLECA JR & E L BROCK	BRUCE A & REBECA L H BERMAN

MICHAEL SILVERMAN	LORRAINE M ARBETTER REV TRUST

KENT & BARBARA SUMMERS	SUSAN & TIMOTHY GRIMSBY

ROGER E & LINDA RAE ARNDT	ROBERT L & MARY A DICKEY

NICK G COVELLI	KKO VENTURES

RAMON NAVARRO	STEVE & ROCHELLE SHORE

ROBBIE L ROSE-POEL REV TRUST	JAN R HARDCASTLE LIVING TRUST

DAVID T PARKER